EXHIBIT 99.1


                        GREENBRIAR CORPORATION ANNOUNCES
                           THIRD QUARTER 2004 RESULTS

FOR IMMEDIATE RELEASE
                                                         Contact: Gene Bertcher
                                                                  Oscar Smith
                                                         Phone:   (972) 407-8400

Dallas, Texas, (Business Wire) November 16, 2004...Greenbriar Corporation (AMEX:
GBR) announced today operating results for the quarter ending September 30, 2004. Operating revenues were $1,947,000 compared to $1,011,000 for the same quarter in 2003. Operating income for the quarter was $270,000 compared to a loss of $129,000 for the same quarter in 2003. The Company's net earnings were $623,000 for the three month period ending September 30, 2004 compared to $855,000 for the same period ending September 30, 2003. Net earnings per share for the quarter were $0.64 compared to $1.21 per share in 2003.

For the nine months ended September 30, 2004 the Company's operating revenue was $5,473,000 compared to $2,559,000 for the same period in 2003. Operating income was $288,000 compared to a loss of $358,000 for the same nine months in 2003.
Net earnings for the nine months ending September 30, 2004 were $243,000 compared to $416,000 for the same nine months in 2003. Net earnings per share for the nine months were $0.25 per share in 2004 and $0.59 per share in 2003.

     "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: Any of the matters and subject areas discussed in this press release that are not historical or current facts deal with potential future circumstances, operations, and prospects. The discussion of such matters and subject areas is qualified by the inherent risks and uncertainties surrounding future expectations generally and may also materially differ from Greenbriar Corporation's actual future experience involving any one or more of such matters and subject areas relating to interest rate fluctuations, ability to obtain adequate debit and equity financing, demand, pricing, competition, construction, licensing, permitting, construction delays on new developments, contractual and licensure matters and other delays on the disposition, transition, or restructuring of currently or previously owned, leased or managed investments in the Company's portfolio, and the ability of the Company to continue managing its costs and cash flow. Greenbriar Corporation has attempted to identify, in context, certain of the factors that they currently believe may cause actual future experience and results to differ from Greenbriar Corporation's current expectations regarding the relevant matter or subject area. These and other risks and uncertainties are detailed in the Company's reports filed with the Securities and Exchange Commission (SEC), including Greenbriar Corporation's Annual Reports on form 10-K and Quarterly Reports on Form 10-Q.


                             Greenbriar Corporation
                           Consolidated Balance Sheets
                             (Amounts in thousands)

                                                           September 30,     December 31,
Assets                                                         2004             2003
                                                            (Unaudited)
                                                           -------------    -------------
Current assets
       Cash and cash equivalents                           $         324    $         688
       Accounts receivable-trade                                     336              100
       Note receivable                                             1,156            2,435
       Property held for sale                                      1,876
       Other current assets                                          241              198
                                                           -------------    -------------

              Total current assets                                 3,933            3,421

Notes receivable, from sale of properties                          4,107            4,107
          Less deferred gains                                     (3,720)          (3,720)
                                                           -------------    -------------
                                                                     387              387

Deferred income tax benefit                                        1,161            1,161


Property and equipment, at cost
       Land and improvements                                       2,240            2,758
       Buildings and improvements                                  6,549            9,410
       Equipment and furnishings                                   1,228            1,317
       Proven oil and gas properties (full cost method)            1,466            1,361
                                                           -------------    -------------
                                                                  11,483           14,846
               Less accumulated depreciation and
                    depletion                                      1,288            2,233
                                                           -------------    -------------
                                                                  10,195           12,613

Deposits                                                             307              232

Other assets                                                         691              317
                                                           -------------    -------------

                                                           $      16,674    $      18,131
                                                           =============    =============

                             Greenbriar Corporation
                     Consolidated Balance Sheets - Continued
                  (Amounts in thousands, except share amounts)

                                                 September 30,    December 31,
Liabilities and Stockholders' equity                 2004            2003
                                                  (Unaudited)
                                                 -------------    -------------

Current liabilities
       Current maturities of long-term debt      $       4,756    $       4,690
       Current notes payable                             5,571
       Accounts payable - trade                            214              503
       Accrued expenses                                    821              633
       Other current liabilities                           309              931
                                                 -------------    -------------

              Total current liabilities                  6,100           12,328


Long-term debt                                           7,589            2,053

Deferred Gain                                              740

Other long term liabilities                                188              456
                                                 -------------    -------------

              Total liabilities                         13,877           15,577

Stockholders' equity
       Preferred stock                                       1                1

       Common stock $.01 par value; authorized,
          4,000,000 shares; 977,000 shares
          issued and outstanding                            10               10
       Additional paid-in capital                       55,966           55,966
       Accumulated deficit                             (53,180)         (53,423)
                                                 -------------    -------------

                                                         2,797            2,554
                                                 -------------    -------------

                                                 $      16,674    $      18,131
                                                 =============    =============


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

                             Greenbriar Corporation
                      Consolidated Statements of Operations
                  (Amounts in thousands, except per share data)

                                           For The Three Month      For The Nine Month
                                               Period Ended            Period Ended
                                               September 30,           September 30,
                                             2004        2003        2004        2003
                                          ---------    --------    --------    --------
                                               (Unaudited)              (Unaudited)
Revenue
       Real Estate operations             $   1,589    $    837    $  4,477    $  2,385
       Oil and gas operations                   358         174         996         174
                                          ---------    --------    --------    --------
                                              1,947       1,011       5,473       2,559
                                          ---------    --------    --------    --------

Operating expenses
       Real estate operations                   857         413       2,602       1,238
       Oil and gas operations                   267         141         758         141
       Lease expense                            231         212         686         757
       Depletion, depreciation and              109          79         365         227
              amortization
       Corporate general and
              administrative                    213         295         774         554
                                          ---------    --------    --------    --------
                                              1,677       1,140       5,185       2,917
                                          ---------    --------    --------    --------

              Operating earning  (loss)         270        (129)        288        (358)

Other income (expense)
       Interest income                           51         110         179         224
       Interest expense                        (392)       (157)       (994)       (543)
       Net gain on sale of assets             1,409       1,008       1,409       1,008
       Equity in net income of
              Affiliated partnership              0          16          31          49
       Other                                   (715)         27        (649)        109
                                          ---------    --------    --------    --------
                                                353       1,004         (24)        847
                                          ---------    --------    --------    --------

       Earnings from continuing                 623         875         264         489
              Operations

Discontinued operations
       Loss from operations                     (20)        (21)        (73)
                                          ---------    --------    --------    --------

       Net earnings                             623         855         243         416
                                          ---------    --------    --------    --------

Net earnings per common share -
       basic and diluted                  $     .64    $   1.21    $    .25    $    .59

Weighted average of common and
       equivalent shares outstanding -          977         703         977         703
       basic and diluted